                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]      Definitive Proxy Statement.
[ ]      Definitive Additional Materials.
[ ]      Soliciting Material under Rule 14a-12.

                             JDN REALTY CORPORATION
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                          -----------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                  ---------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         (5)      Total Fee paid:

                  -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                         --------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
                                                               ----------------

         (3)      Filing Party:
                               ------------------------------------------------

         (4)      Date Filed:
                             --------------------------------------------------

                             JDN REALTY CORPORATION

                            359 EAST PACES FERRY ROAD
                                    SUITE 400
                             ATLANTA, GEORGIA 30305



                                                                     May 7, 2002


TO OUR SHAREHOLDERS:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of JDN Realty Corporation, to be held on Thursday, May 30, 2002, at 8:00 a.m. (Atlanta Time), at the Swissotel Atlanta, 3391 Peachtree Road, N.E., Atlanta, Georgia 30326.

         Please read the enclosed Annual Report to Shareholders and Proxy Statement for the 2002 Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. You may vote if you were a shareholder of record at the close of business on March 15, 2002. You may attend the meeting and vote in person even if you have previously voted by proxy. Please note that if your shares are held in "street name" (that is, through a broker, bank or other nominee) and you wish to vote at the Annual Meeting, you will need to obtain from the record holder a proxy issued in your name in order to vote.

                                         Sincerely,

                                         /s/ Craig Macnab

                                         Craig Macnab
                                         President and Chief Executive Officer




                                    IMPORTANT

                 COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.

                             JDN REALTY CORPORATION

                            359 EAST PACES FERRY ROAD
                                    SUITE 400
                             ATLANTA, GEORGIA 30305

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 30, 2002


TO OUR SHAREHOLDERS:

         The Annual Meeting of Shareholders of JDN Realty Corporation will be held on Thursday, May 30, 2002, at 8:00 a.m. (Atlanta Time), at the Swissotel Atlanta, 3391 Peachtree Road, N.E., Atlanta, Georgia 30326, for the following purposes:

         (1)      The election of two nominees as Class II Directors;

         (2) The approval of the Amended and Restated JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan; and

         (3) The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 15, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                         By order of the Board of Directors,

                                         /s/ John D. Harris, Jr.

                                         John D. Harris, Jr.
                                         Corporate Secretary

Atlanta, Georgia
May 7,  2002

                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE FURNISHED FOR THAT PURPOSE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                             JDN REALTY CORPORATION

                            359 EAST PACES FERRY ROAD
                                    SUITE 400
                             ATLANTA, GEORGIA 30305

                                 PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of JDN Realty Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at the Swissotel Atlanta, 3391 Peachtree Road, N.E., Atlanta, Georgia 30326, on Thursday, May 30, 2002, at 8:00 a.m. (Atlanta Time), or at any adjournment thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying proxy are first being mailed or given to shareholders of the Company on or about May 7, 2002.

         If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the shareholder, and if no instructions are given, will be voted in the following manner:

         (1)      FOR the election of two nominees as Class II Directors;

         (2) FOR the approval of the Amended and Restated JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan; and

         (3) In accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Annual Meeting.

         The persons named as proxies on the enclosed proxy were selected by the Board of Directors. Shareholders who sign proxies have the right to revoke them at any time before they are voted by notifying the Company in writing prior to the date of the Annual Meeting or by voting by ballot at the Annual Meeting. Shareholders whose shares are held through a broker, bank or other nominee will need to obtain from the record holder a proxy issued in the name of the beneficial owner in order to vote at the Annual Meeting.

         All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that shareholders who hold shares in "street name" (that is, through a broker, bank or other nominee) will need to bring personal identification and proof of ownership as of the record date and check in at the registration desk at the Annual Meeting. A brokerage statement or letter from the record holder indicating ownership as of the record date are examples of proof of ownership.

         The Board of Directors has fixed the close of business on March 15, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on the record date, the Company had 150,000,000 authorized shares of common stock, $.01 par value per share (the "Common Stock"), of which 34,804,073 shares were outstanding and entitled to vote. The Common Stock is the Company's only outstanding class of voting securities entitled to be voted at the Annual Meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

INTRODUCTION

         The Amended and Restated Bylaws of the Company (the "Bylaws") provide that the Board of Directors is to be comprised of no less than three and no more than nine Directors, as determined within that range by the Board of Directors. The Board of Directors has fixed at seven the number of its members. The Board of Directors currently has six members.

         The Bylaws provide for three classes of members, each class to be equal or approximately equal in number. The Nominating Committee of the Board of Directors nominates and shareholders vote on one class of Directors at each year's annual meeting of shareholders. In 2002, Class II Directors are up for reelection at the Annual Meeting. The Nominating Committee of the Board of Directors has nominated Haywood D. Cochrane, Jr. and Lee S. Wielansky, each of whom currently serves as a Class II Director, for election at the Annual Meeting as Class II Directors to serve until the annual meeting of shareholders in 2005 and until their successors have been elected and qualified. Messrs. Cochrane and Wielansky have each consented to be candidates and to serve as Directors if elected.

         Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby for the individuals nominated by the Board of Directors. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee that the current Board of Directors selects.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                  FOR THE ELECTION OF THE FOLLOWING NOMINEES:

CLASS II NOMINEES              AGE                       BUSINESS EXPERIENCE                         DIRECTOR SINCE
-----------------              ---                       -------------------                         --------------
Haywood D. Cochrane, Jr.        53    Chief Executive Officer, CHD Meridian Corporate                December 1993
                                      Healthcare (February 1997 - Present); Executive Vice
                                      President, Chief Financial Officer and Treasurer
                                      Laboratory Corporation of America Holdings (April 1995 -
                                      October 1996); employee of National Health Laboratories,
                                      Inc. (June 1994 - April 1995); Director, CHD Meridian
                                      Corporate Healthcare, Sonus Corp., Tripath Imaging, Inc.
                                      and Ameripath, Inc.

Lee S. Wielansky                51    President and Chief Executive Officer, JDN Development         February 2001
                                      Company, Inc. (November 2000 - Present); Executive Vice
                                      President, JDN Realty Corporation (May 2001 - Present);
                                      Managing Director, Regency Realty Corporation (March 1998
                                      - November 2000); President and Chief Executive Officer,
                                      Midland Development Group (January 1995 - March 1998);
                                      Director, Acadia Realty Trust; Director and Vice
                                      Chairman, Allegiant Bancorp, Inc.

REQUIRED VOTE

         In accordance with the Bylaws, the election of the Class II nominees named above requires a plurality of all the votes cast (in person or by proxy) at a meeting of shareholders at which a quorum is present. The Company's Charter does not provide for cumulative voting and, accordingly, the holders of Common Stock do not have cumulative voting rights with respect to the election of Directors. Consequently, each shareholder may cast only one vote per share for each of the nominees.

OTHER DIRECTORS

         In addition to the Class II nominees named above, the persons named below currently serve on the Board of Directors of the Company. Shareholders are not voting on the election of the Class I Directors (whose term expires in 2004) or the Class III Directors (whose term expires in 2003). The following table shows the names, ages and business experience during the past five years (including all positions held with the Company) of each Class I and Class III Director, and the month and year in which each was first elected to the Board of Directors.

CLASS I DIRECTORS              AGE                       BUSINESS EXPERIENCE                          DIRECTOR SINCE
-----------------              ---                       -------------------                          --------------
William B. Greene               64    Chairman of the Board, Carter County Bancshares (1964 -          December 1993
                                      Present), BancTenn Corporation, (1976 - Present), Bank of
                                      Tennessee (Present); Director, Lone Star Steakhouse &
                                      Saloon, Inc.

William G. Byrnes               51    Financial Consultant and Private Investor (January 2001 -        February 1998
                                      Present); Chairman and Chief Executive Officer, Inceiba,
                                      LLC (June 1999 - December 2000); Chief Executive Officer,
                                      Meditrust Corporation (January 2000 - April 2000);
                                      Distinguished Teaching Professor of Finance, McDonough
                                      School of Business, Georgetown University, Washington,
                                      D.C. (August 1998 - May 1999); Managing Director, Alex.
                                      Brown & Sons (July 1981 - February 1998); Director,
                                      LaQuinta Corporation and Security Capital Preferred
                                      Growth Incorporated; Member of Board of Regents of
                                      Georgetown University


CLASS III DIRECTORS            AGE                       BUSINESS EXPERIENCE                          DIRECTOR SINCE
-----------------              ---                       -------------------                          --------------
Craig Macnab                    46    Chief Executive Officer, JDN Realty Corporation (April           December 1993
                                      2000 - Present); President, JDN Realty Corporation
                                      (September 2000 - Present); Consultant (1999 - 2000);
                                      President, Tandem Capital (1997 - 1999); General Partner,
                                      MacNiel Advisors (1993 - 1996); Director, Per-Se
                                      Technologies, Inc.

Philip G. Satre                 53    President and Chief Executive Officer, Promus Companies,           May 1999
                                      Inc. and Harrah's Entertainment, Inc. (April 1994 -
                                      Present); Chairman of the Board, Harrah's Entertainment,
                                      Inc. (January 1997  - Present); Director, Harrah's
                                      Entertainment, Inc., JCC Holding Company and TABCORP
                                      Holdings Limited, an Australian public company

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During 2001, the Board of Directors held six meetings and took various actions by written consent. All Directors except William B. Greene attended at least 75% of the aggregate meetings of the Board of Directors and the meetings of the committees on which he served while a Director of the Company. The Board of Directors has established the standing committees described below, all of which are comprised entirely of "Independent Directors" as required by the Bylaws.

         Executive Committee. The Executive Committee acts on behalf of the Board of Directors on certain matters concerning the management and conduct of the business and affairs of the Company other than those matters that cannot by law be delegated by the Board of Directors. The Chairman of the Executive Committee has the following responsibilities: to provide input to the Chairman of the Board as to the preparation of agendas for meetings of the Board of Directors and all committees; to consult the Chairman of the Board concerning the retention of consultants who report directly to the Board of Directors; to coordinate, develop the agenda for, and moderate executive sessions of the Independent Directors; and to recommend to the Board of Directors the membership of the various committees of the Board of Directors. The Executive Committee is currently comprised of Messrs. Byrnes and Cochrane. The Executive Committee held no meetings during 2001, but took several actions by unanimous written consent.

         Audit Committee. The Audit Committee selects and engages on behalf of the Company and fixes the compensation of a firm of independent auditors. The independent auditors selected are responsible for auditing the books and accounts of the Company and its subsidiaries for the fiscal year in which they are appointed and reporting its findings to the Audit Committee. The Audit Committee reviews and considers the independence, performance and fees of the independent auditors, and confers with the auditors on the plans and results of the auditing of the books and accounts of the Company. The Audit Committee is also responsible for reviewing the adequacy of the Company's internal accounting controls and reporting. The Audit Committee will from time to time report its activities to the Board of Directors. In addition, the Audit Committee meets with the Company's Compliance Officer at least annually to review management's monitoring of compliance with the Company's Compliance System. The Audit Committee has such other duties as may be delegated by the Board of Directors as set forth in the Audit Committee's Amended and Restated Charter, a copy of which is attached as Appendix B to this Proxy Statement. Each member of the Audit Committee is independent, as such term is defined by the listing standards of the New York Stock Exchange and is free from any relationship to the Company that may interfere with the exercise of his independence from management and the Company. The Audit Committee is currently comprised of Messrs. Cochrane, Byrnes and Satre. The Audit Committee held six meetings during 2001.

         Compensation Committee. The Compensation Committee is responsible for establishing a general compensation policy for the Company and has the responsibility for the approval of increases in Director fees. The Compensation Committee administers the Company's employee benefit plans, including any stock compensation plans, stock purchase plans, bonus plans, retirement plans and medical, dental and insurance plans. In connection therewith, the Compensation Committee determines, subject to the provisions of the Company's plans, the persons eligible to participate in any of the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee is currently comprised of Messrs. Greene and Byrnes. The Compensation Committee held one meeting during 2001, and took several actions by unanimous written consent.

         Nominating Committee. At least one member of the Nominating Committee meets with each candidate for election to the Board of Directors without non-Independent Directors or management present and recommends whether such individual shall be nominated for election to the Board of Directors. The Nominating Committee will consider nominees recommended by shareholders upon submission in writing to the Secretary of the Company of the names of such nominees, together with their qualifications for service and evidence of their willingness to serve. The Nominating Committee is currently comprised of Messrs. Byrnes, Cochrane, Greene and Satre. The Nominating Committee held one meeting during 2001.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company or its subsidiaries receive no additional compensation for serving on the Board of Directors or any committee of the Board of Directors. In 2001, Directors who were not employees of the Company or its affiliates were paid the compensation described below. All Directors receive reimbursement for any reasonable expenses incurred in attending Board of Directors or committee meetings.

         Directors who are not employees of the Company or its affiliates receive $1,000 each per in-person or telephonic Board or committee meeting attended (except the chairperson, who receives $1,500 per meeting), $500 per day for any special activity requested by the Board lasting three hours or less, and $1,000 per day for any similar activity lasting more than three hours.

         Although the JDN Realty Corporation 1993 Non-Employee Director Plan Stock Option (the "Director Plan") provides that Directors who are not employees of the Company or its affiliates automatically receive options to purchase 15,000 shares of Common Stock on January 1 of each year at an exercise price equal to the fair market value of the Common Stock on the date of grant. An insufficient number of shares remained reserved for issuance under the Director Plan on January 1, 2002 for the full amount to be granted; therefore, each non-employee Director received an option to purchase 14,858 shares of Common Stock on January 1, 2002. The Director Plan was amended on February 13, 2001 to provide for a one-time grant of an option to purchase an additional 30,000 shares of Common Stock to each non-employee Director at an exercise price equal to the fair market value of the Common Stock on the date of grant. As of May 7, 2002, unexercised options to purchase an aggregate of 438,932 shares of Common Stock had been granted and were outstanding under the Director Plan. Options to purchase 4,500 shares issued under the Director Plan have been exercised.

         The Director Plan also provides that Directors who are not employees of the Company or its affiliates automatically receive on the first day of each calendar quarter shares of Common Stock in an amount equal to $8,750 (each a "Stock Award") less the amount of Director Compensation (as defined in the Director Plan) each Director has deferred under the JDN Realty Corporation Deferred Director Compensation Plan (the "Deferral Plan") for that fiscal year. The number of shares granted to each non-employee Director is based on a determination of the fair market value of the Company's Common Stock on the grant date. Since the inception of the Deferral Plan in 1999, each eligible Director has elected to defer receipt of his Stock Award to a future date pursuant to the Deferral Plan. Shares of Common Stock received by Directors pursuant to Stock Awards that are not deferred pursuant to the Deferral Plan are not transferable for a period of six months after the award is made. As of May 7, 2002, an aggregate of 6,567 shares of Common Stock had been granted as Stock Awards to current and former non-employee Directors pursuant to the Director Plan.

                           PROPOSAL 2: APPROVAL OF THE
                   AMENDED AND RESTATED JDN REALTY CORPORATION
                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         The Board of Directors has, subject to approval by the shareholders of the Company, amended and restated the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan (the "Director Plan" and, as amended and restated, the "Amended and Restated Director Plan") to reserve for issuance an aggregate of 500,000 shares of the Company's Common Stock. The following is a brief description of the material terms of the Amended and Restated Director Plan. This description is qualified in its entirety by reference to the full text of the Amended and Restated Director Plan, a copy of which is attached hereto as Appendix A.

     DESCRIPTION OF THE AMENDMENTS IN THE AMENDED AND RESTATED DIRECTOR PLAN

         The amendment to the Director Plan is in the form of a complete restatement of the Director Plan, incorporating amendments to the Director Plan effective October 1, 1999, August 29, 2000 and February 13, 2001. The material terms of the changes to the Director Plan effected by the Amended and Restated Director Plan are as follows:

         Shares Reserved for Issuance. The Director Plan prior to this proposed amendment reserved for issuance 450,000 shares of Common Stock. As of May 7, 2002, 449,999 of these shares have been granted as Stock Awards and option grants (collectively, Stock Awards and option grants made pursuant to the Director Plan are referred to as "Awards"). The Amended and Restated Director Plan provides that an additional 499,999 shares be reserved for future issuance thereby making a total of 500,000 shares available as future Awards upon approval by the shareholders. The Board determined that it would be desirable to reserve this number of shares under the Director Plan in order to continue to attract and retain the services of non-management directors to the Company's Board of Directors. Without this amendment, the Board of Directors believes the Company would be disadvantaged in its ability to offer Awards to retain directors of the Company and to attract and retain directors who will contribute to the Company's performance in the future. The Board of Directors believes that Awards are an essential part of the Company's compensation program and provide meaningful inducements to individuals to contribute to the Company's growth and financial performance. The Director Plan has been a useful tool in achieving the Company's business development goals by helping to attract and retain highly qualified directors.

         Change in Control Modifications. Currently, under the Director Plan, the Compensation Committee of the Board of Directors, which administers the Director Plan can, in its discretion, provide full vesting of unvested options or provide for replacement options of an acquiring company. The Amended and Restated Director Plan eliminates this discretion so that full vesting occurs and replacement options are provided automatically upon a change-in-control of the Company. Corresponding modifications are made in contemplation of certain tax consequences.

          GENERAL DESCRIPTION OF THE AMENDED AND RESTATED DIRECTOR PLAN

         The purpose of the Amended and Restated Director Plan is to provide performance incentives to non-employee Directors, encourage Common Stock ownership by non-employee Directors, maintain the Company's ability to attract and retain the services of experienced and highly qualified non-employee Directors and enhance long-term shareholder value by more closely aligning the interests of non-employee Directors with those of the Company and its shareholders.

         Each Director who is not an employee of the Company or its affiliates receives an automatic grant of options on each January 1 to purchase 15,000 shares of Common Stock (as adjusted in accordance with the Amended and Restated Director Plan) at an exercise price equal to the fair market value of the Common Stock on the date of grant, which shares are exercisable in one-third increments six months, 18 months and 30 months after the date of grant. In February 2001, the Director Plan was amended to award a grant of options to purchase an additional 30,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, to each non-employee Director on a one-time basis. All options granted to date under the

Director Plan expire ten years after the date of grant, unless canceled sooner as a result of termination of service or death, and are not transferable except as provided in the Amended and Restated Director Plan. In addition, each non-employee Director receives a Stock Award at the beginning of each calendar quarter that is calculated as the number of whole shares of Common Stock that is valued at $8,750 less the amount each Director has deferred under the Deferral Plan as described above under the heading "Compensation of Directors." The Common Stock received pursuant to Stock Awards may not be transferred for a period of six months after the award is made. As of May 7, 2002 there were four non-employee Directors who would be eligible to participate in the Amended and Restated Director Plan.

         As of May 7, 2002, there were options outstanding to purchase 438,932 shares of Common Stock under the Director Plan representing an aggregate market value of approximately $5,429,589 of the underlying Common Stock, based on the closing sale price of the Common Stock on May 6, 2002. Options to purchase 4,500 shares issued under the Director Plan have been exercised. The exercise price for these options is the fair market value of the Company's Common Stock on the date of grant. As of May 7, 2002, 6,567 shares of Common Stock had been issued as Stock Awards under the Director Plan with an aggregate market value of approximately $81,234 based on the closing sale price of the Common Stock on May 6, 2002.

         Once an option becomes exercisable, the option holder may purchase shares of Common Stock from the Company by paying the exercise price in cash, shares of Common Stock or other consideration acceptable to the Compensation Committee of the Board of Directors which administers the Director Plan and will administer the Amended and Restated Director Plan. Subject to limitations on "golden parachute" payments described in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), options become fully exercisable without regard to any vesting requirements immediately prior to the occurrence of a merger or certain other corporate events in which the control of the Company is changed.

         The following table sets forth information regarding Awards which are to be received, assuming four non-employee Directors participating under the Amended and Restated Director Plan in 2002, if the proposed Amended and Restated Director Plan is approved:

                                NEW PLAN BENEFITS
                                  DIRECTOR PLAN

                                                          DOLLAR VALUE             STOCK              STOCK
              NAME AND POSITION (1)                     OF STOCK AWARDS          AWARDS (2)        OPTIONS (3)
              ---------------------                     ---------------          ----------        -----------
Non-Employee Director Group (4 persons)                     $140,000               11,354             60,000

-----------------

(1) Neither the Named Executive Officers nor any other employees are eligible to participate in the Amended and Restated Director Plan.

(2) The number of shares represented by the Stock Awards is based on the closing sale price of the Common Stock on the New York Stock Exchange on December 31, 2001, which was $12.33 per share. Each eligible Director has, since inception of the Deferral Plan in 1999, elected to defer receipt of his Stock Award to a future date pursuant to the Deferral Plan.

(3) The number of stock options awarded is based on the automatic grant pursuant to the Amended and Restated Director Plan of options to purchase 15,000 shares of Common Stock on January 1 of each year. On January 1, 2002, each non-employee Director received an option to purchase 14,858 shares of Common Stock due to a limited number of shares remaining reserved for issuance under the Director Plan.

         Pursuant to the terms of the Amended and Restated Director Plan, the Board of Directors may amend or terminate the Amended and Restated Director Plan at any time, except that (i) no amendment that would have a material adverse effect on the rights of a participant in the Amended and Restated Director Plan under an outstanding Award is valid with respect to such Award without the consent of such participant and (ii) the shareholders of the Company must approve, in a general meeting before the effective date, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under the Amended and Restated Director Plan, except pursuant to certain adjustments upon corporate changes as provided in the Amended and Restated Director Plan. Generally, shareholder approval is not required for (i) amendments to the Amended and Restated Director Plan related to administration of the Amended and Restated Director Plan and intended to benefit the administration of the Amended and Restated Director Plan, (ii) amendments necessitated by changes in legislation or administrative rules governing the Amended and Restated Director Plan, or (iii) amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of the Amended and Restated Director Plan. The Amended and Restated Director Plan does not change these amendment provisions from those in the Director Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

         Generally, an individual will not recognize any income, and the Company will not be entitled to any deduction, upon the grant of Awards under the Amended and Restated Director Plan. Upon the exercise of an option under the Amended and Restated Director Plan, the individual will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock above the exercise price of the option on the date of exercise. The Company will then be entitled to a tax deduction in an amount equal to the ordinary income recognized by the individual. The individual will have a tax basis in the Common Stock equal to the fair market value of the Common Stock at the time of exercise. Any additional gain or loss realized by the individual on disposition of the Common Stock will be capital gain or loss to the individual and will not result in any additional tax deduction to the Company. Reduced capital gains rates apply if the Common Stock is held for at least twelve months after exercise. A further capital gains rate reduction applies if the Common Stock has been held for at least five years.

         With respect to Stock Awards, an individual will recognize ordinary income on the fair market value of the Common Stock six months after the award is made. An individual may, however, within 30 days of the date of the Stock Award, make an election under Section 83(b) of the Code to be taxed on the fair market value of the Common Stock on the date of grant. A Director who has made an appropriate election under the Deferral Plan does not receive Stock Awards but instead receives deferred cash payments. In this case, the individual is taxed at the time the cash payments are received. In any case, the Company is generally entitled to deduct the amount recognized by the individuals for tax purposes. The individual is subject to capital gains treatment on the subsequent sale of the Common Stock acquired through a Stock Award. For this purpose, the individual's basis in the Common Stock is his or her fair market value at the time of vesting (or transfer, if an election under Section 83(b) is made).

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The Company intends to register the additional shares of Common Stock reserved for issuance under the Amended and Restated Director Plan under the Securities Act of 1933 on a Registration Statement on Form S-8 as soon as practicable after approval of the Amended and Restated Director Plan by the shareholders of the Company.

                                  REQUIRED VOTE

         Approval of the proposed Amended and Restated Director Plan requires the affirmative vote of a majority of the votes cast (in person or by proxy) by the holders of the Common Stock entitled to vote at the Annual Meeting.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED JDN REALTY CORPORATION 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                               INDEPENDENT AUDITOR

         Ernst & Young LLP served as the Company's independent auditor for the year ended December 31, 2001 and has served as the Company's independent auditor since its formation in December 1993. One or more representatives of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions. The Company has not selected a firm of independent auditors for the year ending December 31, 2002. The Company is still considering all options including the retention of Ernst & Young LLP.

AUDIT FEES

         The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were approximately $258,900.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed by Ernst & Young LLP for professional services relating to financial information systems design and implementation during the fiscal year ended December 31, 2001.

ALL OTHER FEES

         The aggregate fees billed by Ernst & Young LLP for professional services rendered during the fiscal year ended December 31, 2001, other than those fees stated above, were approximately $56,600.

         The Audit Committee has considered the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" and has determined that such services are compatible with maintaining the independence of Ernst & Young LLP.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to ownership of Common Stock on May 7, 2002 (except as otherwise indicated) by (i) each person known by the Company, based solely on a review of electronic filings made with the Securities and Exchange Commission (the "SEC"), to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's Directors and nominees for Director, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all executive officers and Directors of the Company as a group. Unless otherwise indicated, each shareholder listed below has sole voting and dispositive power with respect to the shares beneficially owned.

                                                              AMOUNT AND NATURE OF         PERCENT OF COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP        BENEFICIALLY OWNED (1)(2)
------------------------------------                          --------------------        -------------------------
Warren E. Buffett                                                   2,323,100                       7.0%
1440 Kiewit Plaza
Omaha, Nebraska 68131

Perkins, Wolf, McDonnell & Company                                  4,339,700(3)(4)                13.2%(3)(4)
53 W. Jackson Boulevard, Suite 722
Chicago, Illinois 60604

Berger Small Cap Value Fund                                         3,000,000(4)(5)                 9.1%(4)(5)
210 University Boulevard, Suite 900
Denver, Colorado 80206

                                              AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP            PERCENT OF COMMON
                                              -----------------------------------------
                                                       SHARES WITH RIGHT     TOTAL BENEFICIAL     STOCK BENEFICIALLY
NAME OF BENEFICIAL OWNER                 SHARES HELD     TO ACQUIRE (1)         OWNERSHIP              OWNED (1)
------------------------                 -----------     --------------         ---------              ---------
Craig Macnab                                145,414        199,500               344,914               1.0%
Lee S. Wielansky                             40,000        200,000               240,000                   *
John D. Harris, Jr.                          21,938         60,000                81,938                   *
Leilani L. Jones                             10,544         60,000                70,544                   *
Andrew E. Rothfeder                          24,504         24,000                48,504                   *
William G. Byrnes                            19,283         54,953                74,236                   *
Haywood D. Cochrane, Jr.                      5,914         77,453                83,367                   *
Philip G. Satre                               2,947         39,953                42,900                   *
William B. Greene                             2,914         77,453                80,367(6)                *
All Current Executive
  Officers and Directors as a
  Group (10 persons)                        285,071        793,312             1,078,383               3.0%

*        Represents less than 1% of the outstanding shares of Common Stock.

(1) Pursuant to the rules of the SEC, shares of Common Stock which beneficial owners identified in this table have a right to acquire within 60 days of the date indicated are deemed to be outstanding for the purpose of computing the percent of Common Stock beneficially owned by that owner but are not deemed outstanding for the purpose of computing ownership of any other beneficial owner in the table.

(2) Amounts provided are the percentages reported on Schedule 13G or 13G/A filed with the SEC.

(3) Consists of 111,200 shares as to which such holder has sole voting and dispositive power, and 4,228,500 shares as to which such holder has shared voting and dispositive power.

(4) Perkins, Wolf, McDonnell & Company ("Perkins Wolf") serves as a portfolio manager for Berger Small Cap Value Fund ("Berger"). Based on filings made by Perkins Wolf with the SEC, the 13.20% of Common Stock reported as beneficially owned by Perkins Wolf includes the 9.13% reported as beneficially owned by Berger.

(5) Consists of 3,000,000 shares as to which such holder has shared voting and dispositive power.

(6) Includes 1,500 shares held by the William B. Greene Trust, of which Mr. Greene serves as trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. These directors, executive officers and principal shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. There are specific dates by which these reports are to be filed and the Company is required to report in this Proxy Statement any failure during 2001 to file reports as required.

         Based solely on its review of the copies of reports furnished to the Company and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company believes that all Section 16(a) reporting and filing requirements relating to ownership of the Common Stock were complied with during 2001, with the exception of the late filing of one Annual Statement of Beneficial Ownership on Form 5 by Laurie Farris, a former executive officer of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY ANNUAL COMPENSATION

         The following table reflects the compensation during 2001 and the two previous fiscal years of the Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 2001 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION          LONG-TERM COMPENSATION AWARDS
                                             -------------------          -----------------------------

                                                                                                SECURITIES
                                                                                                UNDERLYING
NAME AND PRINCIPAL POSITION                                             RESTRICTED STOCK      OPTIONS (NO. OF       ALL OTHER
HELD AS OF DECEMBER 31, 2001    YEAR        SALARY           BONUS         AWARDS(1)              SHARES)         COMPENSATION(2)
----------------------------    ----        ------           -----         ---------              -------         ---------------
Craig Macnab,                   2001      $  384,000      $  384,000      $       --                    --          $    3,466
Chief Executive                 2000         272,000         310,272       1,121,250(3)            150,000                  --
Officer                         1999               *               *               *                     *                   *

Lee S. Wielansky,               2001         375,000         346,875         545,800(4)            100,000               3,466
Chief Executive                 2000          37,019              --              --                    --                  --
Officer,                        1999               *               *               *                     *                   *
JDN Development
Company, Inc.

John D. Harris, Jr.,            2001         200,000         167,000              --                    --               3,466
Chief Financial                 2000         187,223         165,000         220,000(5)(6)              --               3,400
Officer                         1999         135,355          49,066              --                    --               2,707


Andrew E. Rothfeder,            2001         180,000         147,500              --                    --               3,466
Executive Vice                  2000         180,000         125,000         220,000(5)(7)              --               3,400
President,                      1999         149,800         110,219              --                    --               2,996
JDN Development
Company, Inc.

Leilani L. Jones,               2001         150,684          48,821              --                    --               3,080
Vice President,                 2000         143,509          47,999         110,000(5)(8)              --               2,870
Director of                     1999         134,750          45,362              --                    --               2,695
Property
Management

-----------

* Not employed by the Company or JDN Development Company, Inc. ("JDN Development") in 1999.

(1) Aggregate market value calculated by multiplying fair market value of stock on date of grant by the number of shares granted. Dividends are paid to each Named Executive Officer on the shares of restricted stock held by him or her.

(2) Represents (a) contributions by the Company to its Savings and Profit Sharing Plan (a 401(k) plan) allocated to the account of the Named Executive Officer and (b) for 2001, includes the dollar value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the Named Executive Officer. In addition, certain of the Named Executive Officers received perquisites and other personal benefits in accordance with the terms of their employment agreements, which for each such Named Executive Officer did not exceed in the aggregate either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

(3) Represents 115,000 shares of restricted stock granted on November 17, 2000 pursuant to the terms of Mr. Macnab's employment agreement. Of this amount, 33,542 of the shares became vested as of the execution date of Mr. Macnab's employment agreement (and became transferable on January 1, 2001), and the remaining 81,458 vested in equal monthly installments throughout the initial term of the employment agreement. As of December 31, 2001, Mr. Macnab held an aggregate of 19,162 shares of unvested restricted stock, valued at $236,267.

(4) Represents 25,000 shares of restricted stock granted on February 13, 2001 pursuant to the terms of Mr. Wielansky's employment agreement, all of which shares became vested on November 17, 2001, and 20,000 shares of restricted stock granted on December 14, 2001 pursuant to Mr. Wielansky's amended employment agreement, all of which shares will vest on December 13, 2002. As of December 31, 2001, Mr. Wielansky held an aggregate of 20,000 shares of unvested restricted stock, valued at $246,600.

(5) Pursuant to the 1993 Incentive Stock Plan (the "Incentive Plan"), the restrictions imposed on the award of restricted stock lapse and such shares become vested as a result of the participant's continued employment with or engagement as a consultant or advisor by the Company through the date which is ten years after the grant date; provided, however, up to 20% of such shares become vested each year that the participant achieves the performance criteria adopted by the Compensation Committee for the year.

(6) Represents 20,000 shares of restricted stock granted on July 14, 2000. As of December 31, 2001, Mr. Harris held an aggregate of 16,927 shares of unvested restricted stock, valued at $208,710.

(7) Represents 20,000 shares of restricted stock granted on July 14, 2000. As of December 31, 2001, Mr. Rothfeder held an aggregate of 17,690 shares of unvested restricted stock, valued at $218,118.

(8) Represents 10,000 shares of restricted stock granted on July 14, 2000. As of December 31, 2001, Ms. Jones held an aggregate of 8,339 shares of unvested restricted stock, valued at $102,820.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning stock options granted to the Named Executive Officers in 2001.


                                INDIVIDUAL GRANTS

                                          PERCENT OF
                            NUMBER OF        TOTAL                                       POTENTIAL REALIZABLE VALUE
                           SECURITIES       OPTIONS                                      OF ASSUMED ANNUAL RATES OF
                           UNDERLYING     GRANTED TO      EXERCISE OR                   STOCK PRICE APPRECIATION FOR
                             OPTIONS     EMPLOYEES IN   BASE PRICE PER    EXPIRATION            OPTION TERM*
          NAME               GRANTED      FISCAL YEAR        SHARE           DATE             5%             10%
Lee S. Wielansky             100,000         63.5%          $11.74         12/14/11        $738,322      $1,871,054

* Based on the closing price of the Common Stock of $11.74 per share as reported on the New York Stock Exchange on December 13, 2001, less the exercise price of the options. All of these options vest on December 13, 2002. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. There can be no assurance provided to the executive officer set forth above or any other holder of the Company's securities that the actual stock price appreciation over the term will be at the assumed 5% or 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the above executive officer.

SAR GRANTS IN LAST FISCAL YEAR

         The Company granted no SARs to the Named Executive Officers in 2001.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table provides certain information with respect to unexercised options held by the Named Executive Officers on December 31, 2001. None of the Named Executive Officers exercised options during 2001.

                                           NUMBER OF SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                                 UNEXERCISED OPTIONS                   IN-THE MONEY OPTIONS AT
                                                  AT FISCAL YEAR-END                       FISCAL YEAR-END*

NAME                                       EXERCISABLE       UNEXERCISABLE          EXERCISABLE       UNEXERCISABLE
----
Craig Macnab.......................         168,000              31,500                $322,500          $64,500
Lee S. Wielansky...................         200,000             100,000                 366,000           59,000
John D. Harris, Jr.................          60,000                  --                     --                --
Andrew E. Rothfeder................          24,000                  --                     --                --
Leilani L. Jones...................          60,000                  --                     --                --

* Based on the closing price of the Common Stock of $12.33 per share as reported on the New York Stock Exchange on December 31, 2001, less the exercise price of the options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         The Company has entered into employment agreements with Messrs. Macnab, Harris and Rothfeder, and Ms. Jones as described below. JDN Development has entered into an employment agreement with Mr. Wielansky as described below.

         The following table sets forth the time periods covered by the employment agreements with each of the Named Executive Officers and the annual base salary provided for in those agreements.

NAME                                 EFFECTIVE DATE                   TERMINATION DATE             CONTRACT SALARY
----                                 --------------                   ----------------             ---------------
Craig Macnab                          April 2, 2000                   December 14, 2002                $400,000
                                 (amended April 2, 2002)

Lee S. Wielansky                    November 27, 2000                 December 14, 2002                $390,000
                               (amended December 14, 2001)

John D. Harris, Jr.                   July 1, 2000                      July 1, 2002*                  $200,000


Andrew E. Rothfeder                   June 11, 2001                    June 11, 2003*                  $180,000


Leilani L. Jones                    November 27, 2000                November 27, 2002*                $143,509

------------------
* The employment term is automatically extended for one year upon the occurrence of an anniversary of the effective date of the agreement, unless notice of termination is provided by either party at least 90 days prior to the expiration of the then-current term or unless the employment has otherwise terminated.

         In addition to the annual base salary listed above, each Named Executive Officer is generally entitled to participate in the Company's incentive, savings, retirement and other benefit plans. Also, each such executive is entitled to an annual bonus based on performance criteria established by the Compensation Committee of the Board of Directors or in the case of Messrs. Macnab and Wielansky, in accordance with the criteria set forth in their respective employment agreements.

         In the event of a termination of employment of any of the Named Executive Officers for cause (as defined in the employment agreements), without cause, upon a change-in-control, or upon death or disability (as defined in the employment agreements) the terminated executive is entitled to receive accrued salary and vested deferred compensation (other than plan benefits which will be paid in accordance with the applicable plan) and other benefits through the date of termination. In addition, Messrs. Macnab, Wielansky and Harris and Ms. Jones are entitled to receive bonus compensation to the extent earned through the date of termination. None of the employment agreements with the Named Executive Officers provides for the payment of any additional severance payment in the event of a termination for cause. In the event of a termination without cause or upon a change-in-control (as defined in the employment agreements), any unvested options and restricted stock held by a Named Executive Officer vest and, in addition to the payments described above, each Named Executive Officer is entitled to receive the following severance compensation:

         Agreements with Messrs. Macnab and Wielansky

         Termination without cause: From the date of termination until December 14, 2002, an amount equal to any amount of his base salary that would be payable but for his early termination plus one year's base salary at the rate payable at the time of termination. Upon the date his employment ceases as a result of a termination without cause, he will receive a guaranteed bonus equal to 100% of his base salary.

         Termination upon change-in-control: From the date of termination until December 14, 2002, an amount equal to any amount of his base salary that would have been payable but for his early termination plus one year's base salary at the rate payable at the time of termination. Upon the date his employment ceases as a result of a change-in-control, he will receive a bonus equal to 100% of his base salary.

         Agreement with Mr. Harris

         Termination without cause: Base salary for two years after termination.

         Termination upon change-in-control: For two years after termination, base salary plus the average of annual bonuses earned in the two years immediately preceding the date of termination.

         Agreement with Mr. Rothfeder

         Termination without cause: For two years after termination, base salary plus the average of the annual bonuses earned in the two years immediately preceding the date of termination less the amount of any compensation that he obtains from other employment during the second year of the period.

         Termination upon change-in-control: For two years after termination, base salary plus the average of annual bonuses earned in the two years immediately preceding the date of termination.

         Agreement with Ms. Jones

         Termination without cause: Base salary for one year after termination less the amount of any compensation that she obtains from other employment during such period.

         Termination upon change-in-control: For one year after termination, base salary plus the average of annual bonuses earned in the two years immediately preceding the date of termination.

         In addition to the provisions above, each of the employment agreements with the Named Executive Officers contains a restrictive covenant regarding non-competition applicable during the period of employment and, in the case of Mr. Macnab for a period of one year following the termination of employment. Each of the employment agreements with the Named Executive Officers contains a restrictive covenant regarding non-solicitation applicable during the period of employment and, in the case of Messrs. Macnab, Harris and Rothfeder, and Ms. Jones, for a period of one year following the termination of employment. The restrictive covenant with respect to non-solicitation contained in Mr. Wielansky's employment agreement extends for any period during which Mr. Wielansky is entitled to severance compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of the Board of Directors are Messrs. Greene and Byrnes. There are no interlocks among the members of the Compensation Committee.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The following Compensation Committee Report on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE OVERVIEW

         The Compensation Committee has the responsibility for establishing a general compensation policy for the Company. The Compensation Committee is responsible for administering all of the Company's employee benefit plans, including any stock compensation plans, bonus plans, retirement plans, stock purchase plans and medical, dental and insurance plans. Subject to the provisions of these plans, the Compensation Committee determines the officers and employees of the Company eligible to participate in any of the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

         The Compensation Committee is comprised of Independent Directors (as defined in the Bylaws), none of whom has been an employee of the Company. The Compensation Committee meets at least once each calendar year in executive session, without the Chief Executive Officer. The Compensation Committee has standing authorization to retain legal and/or other advisors of its choice as it deems advisable to discharge its fiduciary duties, which advisors report directly to the Compensation Committee. The Compensation Committee has from time to time utilized independent compensation consultants to provide information in connection with its deliberations.

         The Compensation Committee intends for the Company's executive compensation program to attract, motivate and retain key employees of the Company and its subsidiaries, and to provide for (i) base salaries competitive with those paid by comparable companies, (ii) variable annual incentives which reflect contributions by key employees to the Company's annual performance objectives and (iii) variable long-term incentives utilizing equity ownership in the Company which reflect contributions by key employees to the Company's achievement of longer-term goals.

EXECUTIVE COMPENSATION FOR 2001

         Executive compensation for the Company in 2001 was comprised of three elements: base salaries; cash bonus awards; and non-cash awards of restricted stock and options.

         Base Salaries. Salaries paid in 2001 to Craig Macnab, Lee S. Wielansky, John D. Harris, Jr., Andrew E. Rothfeder, Leilani L. Jones, Michael A. Quinlan, and one former executive officer, were established pursuant to their employment agreements. The employment agreement of Laurie A. Farris was terminated in 2001 when she resigned from the Company. Management's recommendations were based on qualitative performance reviews of these individuals in light of the nature and significance of their positions, the results achieved in performing the tasks assigned to them, and their tenure with and general contributions to the Company.

         Cash Bonus Awards. The Company awarded cash bonuses in February 2002 to certain executive officers of the Company based on their performance in 2001. The cash bonuses paid to Messrs. Macnab, Wielansky and Harris were based solely on a predetermined level of funds from operations per share established by the Board of Directors. The cash bonuses paid to Ms. Jones and Messrs. Rothfeder and Quinlan were based on the results achieved in 2001 in the following categories: corporate performance (based on a predetermined level of funds from operations per share), business unit (departmental), individual performance, and in part on a subjective basis as determined by the Chief Executive Officer. The Company did not award a bonus to Ms. Farris for 2001.

         Restricted Stock Awards. On February 13, 2001, the Company awarded Lee
S. Wielansky 25,000 shares of restricted stock pursuant to Mr. Wielansky's employment agreement, all of which shares became vested on November 17, 2001. On December 14, 2001, the Company awarded Mr. Wielansky an additional 20,000 shares of restricted stock pursuant to an amendment to Mr. Wielansky's employment agreement. The restrictions imposed on this award of restricted stock lapse and such shares become vested on December 13, 2002 if he continues to be employed or is engaged as a consultant or advisor by the Company through that date.

         Option Awards. In 2001, the Company granted to Mr. Wielansky options to purchase 100,000 shares of common stock at an exercise price of the fair market value of the Company's Common Stock on the date of grant. The options granted to Mr. Wielansky vest and become exercisable as to all 100,000 shares on December 13, 2002.

CHIEF EXECUTIVE OFFICER COMPENSATION

         As Chief Executive Officer of the Company, Mr. Macnab's annual base salary was set under his employment agreement based in part on the Compensation Committee's review of a report on executive compensation for other REITs prepared by an independent compensation consultant. Under the terms of his employment agreement, Mr. Macnab is entitled to an annual base salary and an annual bonus based on the performance of the Company, as measured solely by funds from operations per share. Mr. Macnab is also entitled to participate in the Company's stock option plans and other benefit programs generally available to executive officers of the Company. In connection with the execution of his employment agreement in 2000, Mr. Macnab was awarded 115,000 shares of restricted stock and options to purchase 150,000 shares of common stock. The restrictions imposed on this award of restricted stock have lapsed and these options to purchase shares of common stock have vested and are currently exercisable.

         On February 1, 2002, the Company and Mr. Macnab entered into an amendment to his employment agreement which became effective April 2, 2002. This amendment extended the term of Mr. Macnab's employment to December 14, 2002 and increased Mr. Macnab's annual base salary from $384,000 to $400,000. On February 1, 2002, Mr. Macnab was awarded 3,000 shares of restricted stock and on April 2, 2002, Mr. Macnab was awarded 13,000 shares of restricted stock and options to purchase 70,000 shares of common stock. The restrictions imposed on these awards of restricted stock lapse and the options vest on December 13, 2002 if he continues to be employed or is engaged as a consultant or advisor by the Company through that date.

         The Compensation Committee sets annual and long-term performance goals for the Chief Executive Officer based upon the business plan prepared by management and approved by the Board of Directors. The Compensation Committee evaluates the performance of the Company against such goals and the performance of the Company's peer companies.

COMPENSATION PLANNING FOR 2002

         The Compensation Committee's goal continues to be compensation for the Company's executives that is consistent with its strategic plan and is a performance-based compensation program specifically related to criteria that reflect the Company's performance using quantifiable measures. The Compensation Committee currently anticipates that, through a coordinated effort with management, it will implement a compensation policy providing for salary increases, cash bonuses and non-cash incentive awards based on both qualitative and quantitative measures of executives' performance within the framework of the Company's strategic plan. The vesting schedule for incentive awards to executive officers generally will be based on a combination of years of service by the individual and the Company's achieving predetermined levels of performance to be established by the Compensation Committee in consultation with management.

         The Board of Directors has adopted the following compensation principles:

         - Compensation arrangements shall emphasize pay for performance and encourage retention of those employees who enhance the Company's performance;

         - Compensation arrangements shall promote ownership of Common Stock to align the interests of management and shareholders;

         - Compensation arrangements shall maintain an appropriate balance between base salary and long-term and annual incentive compensation;

         - In approving compensation, the recent compensation history of the executive, including special or unusual compensation payments, shall be taken into consideration;

         - Cash incentive compensation plans for senior executives shall link pay to achievement of financial goals set in advance by the Compensation Committee;

         - Compensation for directors shall promote ownership of the Company stock to align the interests of directors and shareholders; and

         - The Compensation Committee shall review annually the compensation of directors.

SECTION 162(m)

         Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction by a public company for compensation in excess of one million dollars paid to the company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the limitation on deductibility if certain requirements are met. In 2001, no executive officer named in the Summary Compensation Table above received compensation exceeding the threshold for deductibility under Section 162(m).

         Generally, the Compensation Committee intends to structure the performance-based portion of the compensation of the Company's executive officers in a manner that complies with Section 162(m) to the extent necessary to maximize the corporate tax deduction while enabling the Company to attract and retain qualified executives. The Compensation Committee does, however, have the authority and reserves the discretion to authorize non-deductible compensation in special circumstances and when it deems such compensation appropriate to reward performance that increases the long-term value of the Company.


                                            Compensation Committee

                                            William B. Greene, Chairman

                                            William G. Byrnes

                             AUDIT COMMITTEE REPORT


         The Audit Committee of the Board of Directors of the Company consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange.

         Management of the Company has the responsibility for the Company's financial reporting process, which includes preparing the financial statements and implementing internal controls over financial reporting. The Company's independent auditors, Ernst & Young LLP ("E&Y"), have the responsibility for expressing an opinion that the Company's consolidated financial statements conform in all material respects to generally accepted accounting principles and for reporting any material weaknesses in internal controls during the course of their audit. The Audit Committee's role is to monitor and review these processes.

         The responsibilities of the Audit Committee are set forth in a written Charter adopted by the Company's Board, which is attached as Appendix B to this Proxy Statement. In fulfilling its responsibilities for fiscal year 2001, the Audit Committee:

         - Reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2001;

         - Discussed with E&Y the matters required to be discussed under Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         - Received the written disclosures and the letter from E&Y regarding E&Y's independence as required by Independence Standards Board Standard No. 1, and discussed with E&Y their independence from the Company.

         It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial condition and results of operations and have been prepared in accordance with generally accepted accounting principles and applicable laws and regulations. We have relied, without independent verification, on: (1) management's representation that the financial statements have been prepared in conformity with generally accepted accounting principles and the independent auditor's representations included in their report on the Company's financial statements; (2) the integrity of those employees of the Company and the independent auditor from which it has received information and the accuracy of the financial and other information provided to the Audit Committee by such persons absent actual knowledge to the contrary; and (3) representations made by management and the independent auditors regarding any non-audit services provided by the auditors to the Company in making an assessment as to the "independence" of the auditors.

         Based on the Audit Committee's review and discussions with management and E&Y as described above and in reliance thereon, the Audit Committee recommended to the Company's Board that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.


                                       Audit Committee

                                       Haywood D. Cochrane, Jr., Chairman

                                       William G. Byrnes

                                       Philip G. Satre

                          COMPARATIVE PERFORMANCE GRAPH

         SEC rules require that the Company include in this Proxy Statement a line graph that compares the yearly percentage change in cumulative total shareholder return on the Common Stock with (a) the performance of a broad equity market indicator and (b) the performance of a published industry index or peer group index. The following graph compares the yearly percentage change in the return on the Common Stock since December 31, 1996 with the cumulative total return on the Standard and Poor's 500 Index and the Total Return Index for Equity REITs, published by The National Association of Real Estate Investment Trusts, Inc. The graph assumes the investment of $100 on December 29, 1996 and that all dividends were reinvested. The following graph and the index values with the graph were prepared at the request of the Company by SNL Securities L.C.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                FOR THE FIVE-YEAR PERIOD ENDING DECEMBER 31, 2001


                     [TOTAL RETURN PERFORMANCE PLOT POINTS]

                                                                        PERIOD ENDING
                                                                        -------------
INDEX                                      12/31/96     12/31/97    12/31/98    12/31/99    12/31/00     12/31/01
-----                                      --------     --------    --------    --------    --------     --------
JDN Realty Corporation                       100.00       125.05      133.79      108.30       79.93       102.44
S&P 500                                      100.00       133.37      171.44      207.52      188.62       166.22
NAREIT All Equity REIT Index                 100.00       120.26       99.21       94.63      119.59       136.24

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         GeoSurvey, Ltd. Co. ("GeoSurvey") performs survey work for the Company and until October 2000 was 50% owned by two former executive officers of JDN Development and 50% owned by an unrelated third party. In October 2000, the two former executive officer owners transferred their ownership interest to an unrelated third party. During the years ended December 31, 2000 and 1999, the Company paid for services provided by GeoSurvey in the amounts of $17,000 and $18,000, respectively. JDN Development paid additional amounts to GeoSurvey in 2000 and 1999.

         Comm-Aviation, LLC ("Comm-Aviation"), which was 99% owned by J. Donald Nichols, the Company's former Chief Executive Officer, provided charter flight service to the Company. During the years ended December 31, 2000 and 1999, the Company paid for services provided by Comm-Aviation in the amounts of $47,000 and $126,000, respectively. JDN Development paid additional amounts to Comm-Aviation in 2000 and 1999.

         Lightyear Holdings, Inc. (formerly Unidial Holdings, Inc.) ("Lightyear"), which was 31% owned by Mr. Nichols through June 2, 2000, provided telecommunication services to the Company. Craig Macnab, a member of the Company's Board of Directors and the Company's President and Chief Executive Officer, was also a board member of Lightyear from August 1996 until April 2000. During the years ended December 31, 2000 and 1999, the Company paid for services provided by Lightyear in the amounts of $37,000 and $49,000, respectively.

         L3 Corporation ("L3"), a real estate company that provides leasing and brokerage services to tenants, is owned by the brother of Lee S. Wielansky, Executive Vice President and Director of the Company and President and Chief Executive Officer of JDN Development. In December 2001, the Company executed a lease with a tenant in which L3 was listed as an exclusive broker along with another real estate company. Pursuant to the lease and related agreements, the Company is expected to pay the exclusive brokers $56,000 in 2002. Compensation for these services is determined to be at market rates. As of December 31, 2001 the Company was negotiating a lease at a different location with the same tenant where L3 is expected to be named as an exclusive broker. Payments to the exclusive brokers in this lease are expected to be $76,000 and to be paid in 2002.

                               GENERAL INFORMATION

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         All shareholder proposals that are intended to be included in the Company's proxy statement for business to be conducted at the Company's annual meeting next year must, in addition to meeting the requirements of SEC Rule 14a-8, be submitted in writing and received by the Company at its executive offices at 359 East Paces Ferry Road, Suite 400, Atlanta, Georgia 30305, not later than January 7, 2003.

         In addition, the Bylaws require timely notice to the Company of all business to be submitted at each annual meeting of shareholders. If a shareholder wishes to present a proposal at the Company's annual meeting in 2003 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws. For the 2003 annual meeting, such notice must be provided to the Company no earlier than January 7, 2003 and no later than February 6, 2003. If a shareholder gives notice of such a proposal outside this period, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting. If proper notice is received within this period, the individuals named as proxies on the proxy card for that meeting may exercise their discretionary authority in voting such proxies with respect to such matter(s) by advising shareholders of the proposal(s) and how the proxies intend to exercise their discretion to vote on these matter(s), unless the shareholder making the proposal(s) solicits proxies with respect to the proposal(s) to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

COUNTING OF VOTES

         All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot or proxy. Inspectors of election will be appointed to, among other things, determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes by ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. The proposals presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of the holders of the number of shares described under each such proposal.

         The inspectors of election will treat shares represented by properly executed proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of the election of directors, abstentions do not, however, constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." For purposes of the calculation of votes "for" or "against" the proposed Amended and Restated Director Plan, abstentions will have the same effect as a vote "against" the proposal.

         The inspectors of election will treat shares represented by properly executed proxies that reflect "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, however, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

MISCELLANEOUS

         The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the Directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

         Management of the Company is not aware of any matters other than those described above which may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies, subject to the direction of the Board of Directors.

         A copy of the Company's 2001 Annual Report to Shareholders is being mailed with this Proxy Statement.

         FOR INFORMATION CONCERNING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SEC, AVAILABLE TO SHAREHOLDERS FREE OF CHARGE, PLEASE WRITE: CHARLES N. TALBERT, DIRECTOR OF INVESTOR RELATIONS, JDN REALTY CORPORATION, 359 EAST PACES FERRY ROAD, SUITE 400, ATLANTA, GEORGIA 30305.

                                             By order of the Board of Directors,

                                              /s/ John D. Harris, Jr.
                                             -----------------------------------
                                             John D. Harris, Jr.
                                             Corporate Secretary

May 7, 2002

                                                                      Appendix A

                             JDN REALTY CORPORATION

                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN











                           EFFECTIVE DECEMBER 17, 1993
                              AMENDED AND RESTATED

                                ___________, 2002

                             JDN REALTY CORPORATION
                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                    PREAMBLE

         WHEREAS, effective December 17, 1993, JDN Realty Corporation (the "Company") has established the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan (the "Original Plan") which provides for the automatic grant of Options (as hereinafter defined) to purchase the common stock, $.01 par value, of the Company ("Stock") to members of the board of directors of the Company who are not employees of the Company;

         WHEREAS, the Company also provides cash compensation to its non-employee directors for services rendered to the Company in such capacity and, pursuant to an amendment and restatement of the Original Plan on November 24, 1998, provides such compensation in the form of automatic grants of Stock Awards (as hereinafter defined);

         WHEREAS, the Original Plan, as amended and restated, was further amended, effective October 1, 1999, to permit non-employee directors to defer receipt of Stock Awards to a future date pursuant to the JDN Realty Corporation Deferred Director Compensation Plan, effective August 29, 2000, to reduce the amount of each Stock Award from $10,000 to $8,750 each calendar quarter and, effective February 13, 2001, to provide for one-time grants of Options to purchase up to 30,000 shares of Stock to each non-employee director;

         WHEREAS, the aggregate number of 300,000 shares of Stock reserved for issuance under the Original Plan was adjusted to 450,000 shares of Stock by the Committee (as hereinafter defined) pursuant to the Company's three-for-two Stock split;

         WHEREAS, 449,999 of the 450,000 shares of Stock have been issued as Stock Awards and Option grants; and

         WHEREAS, the Company desires to amend and restate the Original Plan, as amended and restated, to increase the number of shares of Stock reserved for issuance so that the total number of shares of Stock available for Stock Awards and Option grants is 500,000, and to provide for automatic full vesting of Options upon certain corporate changes of the Company;

         NOW, THEREFORE, the Company hereby amends and restates the Original Plan, as amended and restated (the "Plan"), effective _________, 2002:

                             ARTICLE I. DEFINITIONS

         1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or an Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

         1.3 Award. A right that is granted under the Plan to a Participant by the Company, including Options and Stock Awards.

         1.4 Board. The board of directors of the Company.

         1.5 Code. The Internal Revenue Code of 1986, as amended.

         1.6 Committee. A committee composed of at least two individuals (or such other number that satisfies Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "Compensation Committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

         1.7 Company. JDN Realty Corporation and its successors.

         1.8 Exchange Act. The Securities Exchange Act of 1934, as amended.

         1.9 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

         (a) If the Stock is traded on the New York Stock Exchange or the American Stock Exchange, the closing price of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day;

         (b) If the Stock is not traded on the New York Stock Exchange or the American Stock Exchange, but is reported on the Nasdaq National Market or another Nasdaq automated quotation system and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day;

         (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock immediately preceding the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service; or

         (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee. Such determination shall not, however, take into account any restriction on the Stock, except for a restriction which by its terms will never lapse.

         1.10 Grant Date. With respect to Options, each January 1 during the term of the Plan. With respect to Stock Awards, the first day of each calendar quarter during the term of the Plan.

         1.11 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement.

         1.12 Participant. Each Board member who, on a respective Grant Date, is not an employee of the Company or any of its Affiliates and who otherwise satisfies the requirements of Article IV to receive an Award.

         1.13 Plan. The JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan, as amended and restated.

         1.14 Stock Award. A grant of Stock that is described in Section 4.3.

         1.15 Stock. The common stock, $.01 par value, of the Company.

                           ARTICLE II. PURPOSE OF PLAN

         The purpose of this Plan is to provide a performance incentive and to encourage Stock ownership by the Participants, and to align the interests of such individuals with those of the Company, its Affiliates and its stockholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain as directors of the Company. Any proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                           ARTICLE III. ADMINISTRATION

         3.1 Administration of Plan. This Plan shall be administered by the Committee. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under this Plan, the Committee shall have complete authority to:

         (a)      Interpret all provisions of this Plan;

         (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

         (c)      Make amendments to all Agreements;

         (d)      Adopt, amend, and rescind rules for Plan administration; and

         (e) Make all determinations it deems advisable for the administration of this Plan.

         3.2 Authority to Issue Awards. The Committee shall have the authority to issue Awards upon such terms as the Committee deems appropriate and that are not inconsistent with the provisions of this Plan.

         3.3 Persons Subject to Section 16(b). Notwithstanding anything herein to the contrary, the Committee, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Participants who are subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

         4.1 Participation. Awards shall be granted hereunder to Participants who qualify therefor on each Grant Date. At the determination of the Committee, Awards may be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent herewith. Such provisions may include, by way of example and not limitation, provisions for cash or other compensation to be paid in combination with Awards. An Award may be deemed to be granted prior to the approval of this Plan by the stockholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

         4.2 Grant of Options. Options shall be granted automatically to each Participant on each Grant Date. Notwithstanding anything herein to the contrary, the Board may revoke on or before a Grant Date the grant of Options that is otherwise provided for herein if no options have been granted to employees since the preceding Grant Date under the Company's 1993 Incentive Stock Plan or any other employee stock option plan of the Company. All Options granted hereunder shall be subject to the following terms and conditions:

         (a) Number. Each Participant shall receive an Option to purchase 15,000 shares of Stock (as adjusted pursuant to Article VII). However, if fewer than 15,000 shares of Stock (as adjusted pursuant to Article VII), multiplied by the number of Participants, remain available for issuance under the Plan on any Grant Date, Options shall be awarded by allocating the remaining shares of Stock pro rata thereto.

         (b) Price. Stock may be purchased through an Option by payment of the Fair Market Value of the Stock as determined on the Grant Date thereof.

         (c) Option Period. Each Option shall expire ten years after the Grant Date thereof (the "Option Period"), unless the Option is terminated sooner pursuant to Section 4.2(d) below.

         (d) Termination of Service, Death, Etc. Options that have not yet expired pursuant to Section 4.2(c) will sooner terminate if the Participant ceases to be a member of the Board under any of the conditions described in this Section. In no event shall the Option Period described in Section 4.2(c) be extended by any of the events described below:

                  (i) All outstanding Options shall immediately terminate if Board membership terminates due to fraud, dishonesty or other acts detrimental to the interests of the Company, its Affiliates, or any direct or indirect majority-owned subsidiary or business entity of the Company.

                  (ii) Options that have not otherwise terminated will terminate twelve months following the death of a Participant. During the twelve months after death, the Option may be exercised by the executor or administrator of the estate of Participant, or by any persons who have acquired the Option by bequest or inheritance.

                  (iii) All outstanding Options will terminate three months after the date that a Participant ceases to be a member of the Board for any reason that is not described in paragraphs (i) and (ii) of this Section.

         (e) Vesting Dates. Each Option shall become exercisable with respect to one-third of the shares subject to the Option beginning six months after the Grant Date, and with respect to two-thirds of such shares beginning 18 months after the Grant Date, and will become fully exercisable 30 months after the Grant Date; provided, however, that the Participant's vested right to exercise Options shall not be increased under this Section at the time the Participant is no longer a member of the Board.

         (f) Transferability. Generally, any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. An Option may be transferable, however, to the extent provided in an Agreement. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         4.3 Stock Award. Stock Awards shall be made automatically to each Participant on each Grant Date. The number of shares to be awarded shall be calculated as the number of whole shares that is equal to $8,750 less the amount of "Director Compensation" (as defined in the JDN Realty Corporation Deferred Director Compensation Plan) each Participant has deferred under the JDN Realty Corporation Deferred Director Compensation Plan for the fiscal quarter beginning on the Grant Date, divided by the Fair Market Value of the Stock per share as determined on the Grant Date, rounded to the nearest whole share. Shares awarded under this Section shall not be transferable for a period of six months after the Grant Date.

         4.4. Special Award of Options. Notwithstanding anything herein to the contrary, Awards of Options for up to 30,000 shares of Stock may be granted to each Participant under the Plan on a one-time basis in calendar year 2001 pursuant to the terms of an Agreement between each Participant and the Company and subject to the terms of the Plan. The provisions of Sections 4.1 and 4.2(b)
- 4.2(f) shall apply to Awards made under this Section 4.4; provided, however, with respect to Awards made under this Section 4.4, the term "Grant Date" shall refer to the date of the Agreement pursuant to which the Award is made to the Participant.

                        ARTICLE V. STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the exercise of an Option or the grant of a Stock Award, the Company shall deliver to the Participant authorized but unissued Stock.

         5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards is 500,000, subject to increases and adjustments as provided in Article VII.

         5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

                         ARTICLE VI. EXERCISE OF OPTIONS

         6.1 Exercise. Subject to the limitations described in this Plan, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine. An Option shall be treated as exercised hereunder on the date that the Company accepts tender of the exercise price of an Option.

         6.2 Method of Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Option, other consideration acceptable to the Committee, or a combination thereof.

         6.3 Federal Withholding Tax Requirements. Upon exercise of an Option or receipt of a Stock Award, a Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements.

         6.4 Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options prior to the exercise thereof and payment of the Option price therefor. Participants shall have all rights as stockholders through the grant of a Stock Award on the date that the shares of Stock are transferred to the Participant, subject to the restrictions on transferability set forth in Section 4.2.

         6.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to Stock Awards or the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder, or is granted a Stock Award, and executes any applicable stockholder agreement or agreement, containing at least the representations and warranties described in Section 8.2, that the Company requires at the time of exercise.

                 ARTICLE VII. ADJUSTMENT UPON CORPORATE CHANGES

         7.1 Adjustments to Shares. The maximum number of shares of Stock with respect to which Awards hereunder may be granted and which are the subject of outstanding Awards, and the exercise price of Options granted hereunder, shall be adjusted as the Committee determines in its sole discretion to be appropriate, in the event that:

         (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

         (b)      the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

         (c) there occurs any other event which in the judgment of the Committee necessitates such action;

provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in
Article IV that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

         7.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the express limitations on Awards contained herein.

         7.3 Effect of Certain Transactions. Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity (even though it may survive as a subsidiary corporation), the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to fully exercise his or her Options in whole or in part, without regard to any vesting requirements and provided further that such Options shall be converted into stock incentive awards of an acquiring corporation. Notwithstanding the foregoing, a portion of the acceleration of vesting described in this Section shall not occur with respect to an Option to the extent such acceleration of vesting would cause the Participant or holder of such Option to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Option did not occur. This limitation shall not apply (i) to the extent that the Company, an Affiliate or the acquirer is obligated to indemnify the Participant or holder for such excise tax liability under an enforceable "golden parachute" indemnification agreement, or (ii) the shareholder approval described in Q&A 7 of Prop. Treas. Reg. Section 1.280G-1 issued under section 280G of the Code is obtained to permit the acceleration of vesting described in this Section (applied as if the shareholder approval date was the date of the change in control). The amount and price of such converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization.

         7.4 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

         7.5 Fractional Shares. Only whole shares of Stock may be acquired through an Award. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

            ARTICLE VIII. COMPLIANCE WITH LAW AND REGULATORY APPROVAL

         8.1 General. No Award shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges on which the Company's securities may be listed, or national securities associations through which the Company's securities may be quoted, and until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock pursuant to an Award may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.

         8.2 Representations by Participants. As a condition to the issuance of a Stock Award or the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 8.1. At the option of the Company, a stop transfer order against any shares of Stock may be placed on the official Stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the certificate evidencing such Stock in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of Options or Stock hereunder.

                         ARTICLE IX. GENERAL PROVISIONS

         9.1 Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         9.2 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         9.3 Governing Law. The internal laws of the State of Maryland shall apply to all matters arising under this Plan, except to the extent that Maryland law is preempted by federal law.

         9.4 Compliance With Section 16 of the Exchange Act. With respect to persons subject to liability under section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         9.5 Amendment; Termination. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, and provided, further, that the stockholders of the Company must approve, in general meeting before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under this Plan, except pursuant to Article VII. Generally, stockholder approval shall not be required for amendments to this Plan pursuant to Section 3.1 hereof intended to benefit the administration of this Plan, for amendments necessitated by changes in legislation or administrative rules governing this Plan, or for amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of this Plan for future Participants.

         9.6 Effective Date of Plan. The Original Plan was originally effective December 17, 1993, was approved by the stockholders of the Company thereafter, and was amended on November 24, 1998,

October 1, 1999, April 29, 2000 and February 13, 2001. This amendment and restatement shall be effective on ________, 2002. Awards may be granted hereunder at any time after the adoption of this or any other amendment to the Plan which increases the number of shares of Stock available for Awards.

         IN WITNESS WHEREOF, the undersigned officer of the Company has executed this instrument, pursuant to authorization of the Board, on this the ____ day of ________, 2002, but to be effective as provided in Section 9.6.

                             JDN REALTY CORPORATION


                         By: __________________________
                         Name:  John D. Harris, Jr.
                         Its:     Chief Financial Officer

                                                                      Appendix B

                                     CHARTER
                                     OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                             JDN REALTY CORPORATION

ARTICLE I.        PURPOSE

         The purpose of the Audit Committee is to assist the Board of Directors of JDN Realty Corporation (the "Company") in fulfilling its oversight responsibilities relating to the Company's financial reporting and accounting processes and its systems of internal controls. Consistent with this purpose, the Audit Committee's goal is to encourage continuous improvement of, and to foster adherence to, the Company's finance, accounting and legal policies, procedures and practices at all levels. The Audit Committee's general responsibilities and duties are to:

         - Serve as an independent and objective party to monitor the Company's financial reporting process and review the adequacy of the Company's internal control system regarding finance, accounting and legal compliance, and report from time to time on these matters to the Board of Directors;

         - Select and engage on behalf of the Company and fix the compensation of a firm of independent auditors whose duty it shall be to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which they are appointed, and who shall report to the Audit Committee;

         - Confer with the independent auditors and determine, and from time to time report to the Board of Directors upon, the plans and results of the auditing of the books and accounts of the Company;

         - Review and consider the independence and performance of and the services provided and fees charged by the Company's independent auditors, and from time to time report on these matters to the Board of Directors;

         - Provide an open avenue of communication among the independent auditors, management, the internal accounting department, the internal auditors, if any, and the Board of Directors; and

         - Perform such other duties and responsibilities as may be delegated by the Board of Directors, as set forth in this Charter from time to time.

         Management of the Company has the responsibility for the Company's financial reporting process, which includes preparing the financial statements and implementing internal controls over financial reporting. The independent auditors have the responsibility for expressing an opinion that the Company's consolidated financial statements conform in all material respects to generally accepted accounting principles and for reporting any material weaknesses in internal controls during the course of their audit. The Audit Committee's role is to monitor and review these processes.

         It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial condition and results of operations and have been prepared in accordance with generally accepted accounting principles and applicable laws and regulations. The Audit Committee relies, without independent verification, on: (1) management's representation that the financial statements have been prepared in conformity with generally accepted accounting principles and the independent auditor's representations included in their report on the Company's financial statements; (2) the integrity of those employees of the Company and the independent auditor from which it has received information and the accuracy of the financial and other information provided to the Audit Committee by such persons absent actual knowledge to the contrary; and (3) representations made by management and the independent auditors regarding any non-audit services provided by the auditors to the Company in making an assessment as to the "independence" of the auditors.

ARTICLE II.       COMPOSITION

         The Audit Committee shall be comprised of three or more non-management directors, the exact number to be determined by the Board of Directors, each of whom are determined to be independent and financially literate as determined under the rules of the New York Stock Exchange (the "NYSE"), except as otherwise permitted by such rules. Each member must be free from any financial, family or other material relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgement. Each member must have a general understanding of basic finance and accounting practices, and at least one member must have accounting or related financial management expertise.

         The members of the Audit Committee will be elected by the Board of Directors at its annual meeting to serve until the next annual meeting of the Board or until their successors are duly elected and qualified. Unless a Chair of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

ARTICLE III.      MEETINGS

         The Audit Committee will meet at least four times annually, and more frequently if circumstances dictate. The Audit Committee should meet at least annually with the Chief Financial Officer of the Company, the Controller of the Company, the chief internal auditor, if any, and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately.1 In addition, the Audit Committee, or at least its Chair or a member selected by the Chair, should communicate with the independent auditors and management quarterly in connection with their review of the Company's financial statements and significant findings consistent with Article IV.2 below.2

ARTICLE IV.       RESPONSIBILITIES AND DUTIES

         In fulfilling its responsibilities and duties, the Audit Committee will remain flexible in order to best react to a changing regulatory environment. The Audit Committee will have the authority to conduct any investigation appropriate to fulfilling its responsibilities contained in this Charter, and it will have the authority to communicate directly with the independent auditors as well as any employee of the Company. The Audit Committee will have the authority to retain, at the Company's expense, special accounting, legal or other consultants or experts it deems necessary in the performance of its duties.

         To fulfill its responsibilities and duties the Audit Committee will:

FINANCIAL REPORTING PROCESS

1. Advise the Board of Directors of the Company as to whether the Audit Committee recommends that the Company's audited financial statements be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission ("SEC"). As the basis for this determination, the Audit Committee will, prior to the filing of the Company's Form 10-K:


         - Review and discuss with management the annual audited financial statements of the Company;


(1) The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

(2) These meetings with the independent auditors may be held in conjunction with the regular meetings of the Audit Committee or otherwise, and may be held in person or by teleconference.

         - Discuss those matters communicated by the independent auditors to the Audit Committee as required by Statement of Auditing Standards No. 61 ("SAS 61") as well as the results of the audit;

         - Ensure the receipt of the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by Independent Standards Board Statement No. 1 ("ISB 1"), as may be modified or supplemented, and discuss with the independent auditors the auditors' independence; and

         - Review any significant disagreements among management and the independent auditors, the internal accounting department or the internal auditors, if any, in connection with the preparation of the annual financial statements. This review should also include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.


2. Review and discuss with management the interim financial results of the Company to be included in each of the Company's quarterly reports on Form 10-Q to be filed with the SEC. Discuss any significant changes to the Company's accounting policies and any matters described in SAS 61 that have been identified by the independent auditors or management in connection with the independent auditors' review of the Company's interim financial statements as required by Statement of Auditing Standards No. 71 ("SAS 71") and that are required to be communicated pursuant to SAS 71. Review any significant disagreements among management and the independent auditors, the internal accounting department or the internal auditors, if any, in connection with the preparation of the interim financial statements. The Chair of the Audit Committee or a member selected by the Chair may represent the entire Audit Committee for purposes of this review.

3. Prepare annually, consulting with the Company's legal counsel, a report of the Audit Committee to shareholders as required by the SEC to be included in the Company's proxy statement. At a minimum, this report must state whether the Audit Committee has:

         - Reviewed and discussed the audited financial statements with management;

         - Discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

         - Received the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by ISB 1, as may be modified or supplemented, and discussed with the independent auditors the auditors' independence; and

         - Based on the review and discussions noted above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the preceding fiscal year for filing with the SEC.


4. Cooperate with management, the Board of Directors and the Company's legal counsel with respect to the Written Affirmation to be submitted to the NYSE annually and at any other time that the composition of the Audit Committee changes.

5. Following completion of the annual audit, review and discuss with the independent auditors and management the following matters, each to the extent deemed by the members of the Audit Committee to be necessary or appropriate:

         - The Company's critical accounting policies, the auditors' judgements of the quality and appropriateness of accounting policies and financial disclosure practices of the Company;

         - Any disagreements with management over the application of accounting principles;

         - Accounting principles applied, especially significant estimates made by management or significant changes in accounting methods;

         - Significant transactions or courses of dealing with parties related to the Company which are relevant to an understanding of the Company's financial condition or results of operation;

         -        Significant audit adjustments;

         - Any difficulties encountered during the audit, including any restrictions on the scope of work or access to required information;

         - Any material financial arrangements of the Company which do not appear on the financial statements of the Company;

         - Any other matters related to the conduct of the audit required to be communicated to the Audit Committee by the independent auditors or that any member of the Audit Committee desires to review or discuss.

INDEPENDENT AUDITORS

6. Recommend to the Board of Directors annually the selection of the independent auditors, who are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

7. Consider the independence and effectiveness of the independent auditors, and approve the fees and other compensation to be paid to the auditors.

8. On an annual basis, ensure the receipt of, and review and discuss with the independent auditors all significant relationships included in, the report of the independent auditors to the Audit Committee as required under ISB 1, to determine if these relationships may impair the independent auditors' independence. In response to this report, review the independence and performance of the independent auditors. Consider whether the provision of any non-audit services by the independent auditors (those services not related to the audit of the annual financial statements or the review of the interim financial statements included in the Company's Form 10-Qs for such year) is compatible with maintaining the auditors' independence.

9. Approve any proposed dismissal of the independent auditors when circumstances warrant.

10. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

LEGAL AND ETHICAL COMPLIANCE

11. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include at a minimum consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future and the impact on previously issued financial statements and reports filed with governmental authorities.

12. Review annually the Company's Compliance System and ensure that management has established a procedure reasonably designed to assure compliance with this System.

13. Meet with the Company's Compliance Officer at least annually, and more frequently as circumstances dictate, to review management's monitoring of the Company's compliance with the Compliance System, and to ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information filed with or disseminated to governmental agencies or the public satisfy legal requirements.

14. Review at least annually, with the Company's legal counsel, legal compliance matters including corporate securities trading policies.

15. Review with management at least annually any recommended changes to policies and procedures associated with directors' and officers' expense accounts and perquisites.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

16. Review and reassess the adequacy of this Charter periodically, and at least annually, as conditions dictate. If the Audit Committee determines that this Charter needs amendment, it will submit its proposals for amendments to the Board of Directors for approval.

17. Cooperate with management, the Board of Directors and the Company's legal counsel to ensure that the Audit Committee Charter is filed with the SEC at least every three years as an appendix to the Company's proxy statement for its annual meeting of shareholders in accordance with SEC rules and regulations.

18. Cooperate with management, the Board of Directors and the Company's legal counsel to ensure that the Company discloses in its proxy statement for its annual meeting of shareholders whether the Audit Committee members are "independent" as defined in the NYSE listing standards, and disclose certain information regarding any director of the Audit Committee who is not "independent."

19. Review and discuss, with the Company's legal counsel and management, pending legal proceedings or investigations, compliance issues and other contingent liabilities that could have a significant impact on the Company's financial statements.

20. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

21. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal accounting department, as needed.

22. Perform any other activities consistent with this Charter, the Company's Bylaws and the General Corporation Law of Maryland, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                   PROXY CARD
                             JDN REALTY CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints Craig Macnab and John D. Harris, Jr., and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of JDN Realty Corporation, to be held on Thursday, May 30, 2002, at 8:00 a.m. (Atlanta Time) at the Swissotel Atlanta at 3391 Peachtree Road, N.E., Atlanta, Georgia 30326, and at any adjournment thereof.

    In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

    THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE-NAMED PROXIES WILL VOTE (1) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW, (2) FOR THE APPROVAL OF THE AMENDED AND RESTATED JDN REALTY CORPORATION 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AND (3) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                          (Continued on reverse side)

1. Election of Class II Director Nominees: Haywood D. Cochrane, Jr. and Lee S. Wielansky

    [ ]  FOR nominees listed                                     [ ]  WITHHOLD AUTHORITY to vote
         (except withheld to the contrary)                            for any individual nominee. Write name of nominee
                                                                      here:
                                                                      -----------------------------------------------------

2. Approval of the Amended and Restated JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan

   [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

                                          Dated:                          , 2002
                                             ------------------------------

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature if held jointly

                                          IMPORTANT: Please sign exactly as your
                                          name or names appear on this proxy and
                                          mail promptly in the enclosed
                                          envelope. If you sign as agent or in
                                          any other capacity, please state the
                                          capacity in which you sign.